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                                                                   EXHIBIT 10.31

                         PACKARD AURORA SUPPLY AGREEMENT

        THIS AGREEMENT ("Agreement") is made and entered into as of the Effective Date (wherein the "EFFECTIVE DATE" means the date that this Agreement is executed by the last party to so execute) by and between Packard Instrument Company, Inc., a State of Delaware corporation with its principal office at 800 Research Parkway, Meriden, Connecticut 06450 and Affiliates ("PIC"), and Aurora Biosciences Corporation, a State of Delaware corporation with its principal office at 11010 Torreyana Road, San Diego, California, 92121 and Affiliates ("ABSC"). This Agreement is entered into as agreed in the Collaboration and License Agreement between ABC and PIC dated April 24, 1996 ("COLLABORATION AGREEMENT"), Section 6.2.



                                    RECITALS

        ABSC and PIC (the "PARTIES") desire to enter into an agreement pursuant to which *** therefor (the "PRODUCTS"), described in *** (the "***")*** (the "PRODUCT DESIGN"), and (ii) *** (the "STANDARD INSTRUMENTS"), the Products and Standard Instruments being referred to collectively in this Agreement as the "COMPONENTS*** (the "SYSTEMS"). ***.



                                      TERMS

1.      SUPPLY OF PRODUCTS

*** the Products ordered in purchase orders submitted by *** pursuant to Article 3 and as set forth in this Agreement. *** will supply and manufacture such Products in accordance with the Product Specifications and delivery times as set forth herein. *** will allocate sufficient resources, capital equipment, materials, tools and labor to accomplish its obligations herein.


2.      SPECIFICATIONS AND PRODUCT DESIGN

2.1 Specifications. The Product Specifications set forth in Exhibit A may be modified from time to time by written agreement of the Parties. Products supplied after such modification will conform to such modified Product Specifications.




2.2     ***.


3.      PURCHASE ORDERS

3.1 Purchase Orders by ***. This Agreement shall not be construed as a purchase order or as


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authority to ship. Any such order or authority shall be evidenced by specific and separate purchase orders issued by *** pursuant to this Section 3. All purchase orders shall be governed exclusively by the terms and conditions of this Agreement. In the event of a conflict between any terms or conditions in this Agreement and those contained in the purchase orders, the terms and conditions of this Agreement shall prevail.

3.2 Purchase and Supply Commitment for 1998*** a minimum ***, as described in Exhibit A) and ***", as described in Exhibit A), subject to delivery by *** and acceptance by *** under the terms of this Agreement. Purchase orders for such Products will be submitted by *** in accordance with Section 3.3.

3.3 Quarterly Orders and Forecasts. During the Term of this Agreement (as set forth in Section 11.1) ***, specifying the required delivery dates. At such time ***, provided that such forecast shall not constitute any commitment or obligation whatsoever on the part ***.

3.4 Purchase Orders. In addition to the Quarterly Orders, ***. Such purchase *** in advance of the required delivery date, unless a shorter lead-time is mutually agreed to by the Parties.


4.      DELIVERY

4.1 Time of Delivery. Subject to Section 4.2 below, ***. Such delivery dates shall not vary by more than ***, unless mutually agreed upon in writing by the parties.

4.2 Acceptance. *** shall inspect, ***.

4.3 Defective Products. Within thirty (30) working days of receiving notification of defective Products from *** shall (i) correct the defects, (ii) replace the defective Products or (iii) grant *** a credit for such rejected Products equal to the price paid therefor.

4.4 Late Delivery. If PIC is unable to deliver the Products on the date specified in purchase orders where such purchase order is accepted and confirmed in writing by PIC, PIC shall have thirty (30) days to cure late delivery. In the event PIC fails to deliver Products within thirty (30) days of the date specified on such purchase order, ABSC may, at ABSC sole discretion: (i) reschedule shipment or (ii) be released from its obligation to purchase said late Products.

4.5 Repeated Late Delivery. If, after delivery of *** and *** fails to deliver on more than ***, a Product within the thirty day grace period, *** may, at its sole discretion: (i) reschedule shipment, (ii) be released from its obligation to purchase said late Products and/or (iii) ***, plus the length of time required to manufacture such Products, and be provided promptly with all drawings and documentation required thereto. The royalty to be paid by *** in option (iii) above will be between *** of sales for such Products, the exact percentage to be negotiated by the Parties. If *** cures the reason for the delay to the reasonable satisfaction of *** and provides written notification of the cure to ***, any remaining Product needed by *** at the time of such notification will be purchased from *** subject to the terms of this Agreement, the non-exclusive license provided for within this section 4.5 shall terminate and all drawings and documentation


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provided to *** under this section 4.5 shall be returned to ***.



5. LICENSE GRANT

PIC hereby grants to ABSC ***.

***.


6. FIELD REPAIR SERVICES

6.1 Services to ABSC by PIC. *** will provide at *** request field repair services at ABSC's facilities. Such services will be provided by *** at no charge to ABSC for one *** acceptance of a Component by ***. After the one
(1)-year period following acceptance of any Component, such services will be provided by *** customary charges for servicing comparable equipment at comparable customer locations.

6.2 Services to ABSC's Customers by PIC. *** will provide at *** request field repair services for *** customers. PIC will provide such services for *** at charges comparable to PIC's customary charges for servicing comparable equipment at comparable locations for *** following acceptance of a Component by ***. After the *** following acceptance of any Component, PIC will provide such services for *** at *** customary charges on an annual service contract basis for servicing comparable equipment at comparable customer locations.


7. PRICES AND PAYMENTS

7.1 Price Basis for Products.

        (a) The prices to *** plus the product of the cost of goods sold *** times *** is less than or equal to *** or (ii) *** when *** is greater than ***. The price to ABSC for all subsequent *** shall be (i) *** times *** when *** is less than or equal to ***, or (ii) *** plus ***, when *** is greater than ***. After the first six production quality units for a particular ***, in no case will the price to *** be greater than the lowest price PIC charges to a third party for such *** or a substantially similar ***. Supplied with each ***.

        (b) The prices to *** shall be (i) *** times *** when *** is less than or equal to *** or (ii) *** plus *** when *** is greater than ***. The price to ABSC for all subsequent *** shall be (i) *** times *** when *** is less than or equal to ***, or (ii) *** plus *** when *** is greater than ***. After the first six production quality units for a particular ***, in no case will the price to *** be greater than the lowest price PIC charges to a third party for such *** or a substantially similar ***.


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7.2 Inclusions to Prices. The prices for the Products are inclusive of all (i)
boxing, crating, containerizing, carting, drayage, storage, and packaging; (ii) shipping to ABSC's facilities located in the United States including insurance during shipment and (iii) spare parts as specified ***.

7.3 Time of Payment. Payment of *** of the total price will be made by *** within *** after delivery of Product to *** facility. The remaining *** of the total price will paid by *** within *** after acceptance by *** as set forth in
Section 4.2.

7.4 Payment Does Not Constitute Acceptance. Payment shall not constitute acceptance of Products and shall be subject to adjustment for errors, shortage, defects in Products or other failure of PIC to comply with the terms of this Agreement. Acceptance shall be deemed to have taken place as set forth in
Section 4.2.

7.5 Audits. PIC shall maintain for *** from the date of manufacturing complete and accurate records of the information necessary to determine the COGS and calculate the pricing for each Product. ABSC shall have the right at ABSC's expense to audit or have audited by an independent third party such records in order to verify compliance of the pricing with terms of this Agreement. If such an audit reveals an overcharge in excess of *** in a given ***, PIC shall adjust the price to comply with this Agreement, credit *** for any overcharges paid by *** during the applicable period and reimburse *** for the reasonable, direct and necessary costs of the audit.


8.      REPRESENTATIONS AND WARRANTIES

8.1 Warranty on Products. PIC represents and warrants that all Products including all parts, components and materials incorporated therein, will be ***. All Products will be produced in accordance with and will conform to the Product Specifications.

8.2 General Warranties of PIC. PIC further represents and warrants that:

        (a) PIC is free to enter into and perform this Agreement in all respects;

        (b) in designing, manufacturing, assembling and otherwise producing Products, PIC, to the best of PIC's knowledge, will not be in violation of or infringing upon the rights of any third parties;

        (c) PIC 's entering into this Agreement does not violate any agreement, right or obligation existing between PIC and any other person or entity.

8.3 General Warranties of ABSC. ABSC further represents and warrants that:

        (a) ABSC is free to enter into and perform this Agreement in all respects; and

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        (b) ABSC 's entering into this Agreement does not violate any agreement, right or obligation existing between ABSC and any other person or entity.


9.      INTELLECTUAL PROPERTY RIGHTS

Except as set forth in Article 5., intellectual property rights shall be retained as set forth in Article VIII of the Collaboration Agreement.


10.     INDEMNITY

Indemnification shall be retained as set forth in Article IX of the Collaboration Agreement.


11.     TERM AND TERMINATION

11.1 Term of Agreement. This Agreement shall have an ***.

11.2 Material Breach. Except as expressly set forth in this Agreement, either party may terminate this Agreement if the other party breaches any of the terms and provisions of this Agreement in a manner that is materially adverse to the other party, and the breaching party fails to cure the breach within thirty (30) business days after receiving notice from the other party specifying the particulars of the breach; if such breach is not curable within thirty (30) business days, the non-breaching party may terminate this Agreement as provided above by giving written notice to the breaching party.

11.3 Survival of Rights. Termination of this Agreement shall be without prejudice to any rights or claims which the nonbreaching party may otherwise have against the other party. Sections 5, 6, 7.4, 8, 9, 10 and 11 shall survive termination or expiration of the Agreement.

11.4 License to Manufacture. In the event PIC is unable to supply Products to ABSC for a period of more than ***.


12.     CONFIDENTIAL INFORMATION

The terms for Confidentiality shall be retained as set forth in Article XI. of the Collaboration Agreement.


13.     MISCELLANEOUS

13.1 Assignment and Binding Effect. Terms for assignment and binding effect of this Agreement shall be as set forth in Section 12.2 of the Collaboration Agreement.


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13.2 Independent Contractors. The Parties are acting as independent contractors as set forth in Section 12.8 of the Collaboration Agreement.

13.3 Severability. The terms for severability are as set forth in Section 12.7 of the Collaboration Agreement.

13.4 Notices. The terms for notices are as set forth in Section 12.3 of the Collaboration Agreement.

13.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard or giving effect to its principles of conflict of laws.

13.6 Force Majeure. The terms for Force Majeure are as set forth in Section 10.5 of the Collaboration Agreement.

13.7 Arbitration. Any dispute shall be settled as set forth in Section 12.1 of the Collaboration Agreement.



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13.8 Entire Agreement and Amendments. The terms for the entire agreement and amendments of the Agreement are as set forth in Sections 12.6 and 12.5, respectively, in the Collaboration Agreement.


IN WITNESS whereof the parties hereto have this day caused this Agreement to be executed by their duly authorized officers.


AURORA BIOSCIENCES                          PACKARD INSTRUMENT
CORPORATION                                 COMPANY, INC.


By: /s/ CHARI STYLLI                        By: /s/ RICHARD T. MCKERNAN
   --------------------------------            ---------------------------------
Title: Vice President                       Title: President
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Date: February 5, 1998                      Date: February 5, 1998
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